Exhibit 99.1

EXECUTION VERSION

SEVENTH AMENDMENT TO FORBEARANCE AGREEMENT

AND TWENTY-THIRD AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS SEVENTH AMENDMENT TO FORBEARANCE AGREEMENT AND TWENTY-THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Agreement”) is made as of this 9th day of April, 2020 by and among REVOLUTION LIGHTING TECHNOLOGIES, INC., a Delaware corporation (“RLT”), LIGHTING INTEGRATION TECHNOLOGIES, LLC, a Delaware limited liability company (“LIT”), TRI-STATE LED DE, LLC, a Delaware limited liability company (“Tri-State”), VALUE LIGHTING, LLC, a Delaware limited liability company (“Value Lighting”), ENERGY SOURCE, LLC, a Rhode Island limited liability company (“Energy Source”), REVOLUTION LIGHTING – E-LIGHTING, INC., a Delaware corporation (“RLT-E-Lighting”), SEESMART, LLC, a Delaware limited liability company (“Seesmart”), and TNT ENERGY, LLC, a Massachusetts limited liability company (“TNT Energy”, and together with RLT, LIT, Tri-State, Value Lighting, Energy Source, RLT-E-Lighting, and Seesmart, singly and collectively, jointly and severally, “Borrowers” and each a “Borrower”), the Guarantors party hereto (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”; and, together with the Borrowers, each an “Obligor” and collectively, jointly and severally, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

W I T N E S S E T H:

WHEREAS, the Obligors and the Lender are parties to a certain Loan and Security Agreement, dated as of August 20, 2014 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Loan Agreement”)

WHEREAS, the Obligors and the Lender are also parties to a certain Forbearance Agreement and Fourteenth Amendment to Loan and Security Agreement, dated as of November 21, 2018 (as amended, modified, supplemented or restated and in effect from time to time, collectively, the “Forbearance Agreement”).

WHEREAS, all of the Subject Events of Default (as defined in the Sixth Forbearance Amendment and Twenty-First Amendment) remain outstanding, and the Lender has not waived any of the Subject Events of Default.

WHEREAS, the Obligors have requested that the Lender continue to forbear from (x) demanding the payment of the Obligations as a result of the Subject Events of Default, and (y) exercising certain of its rights and remedies against the Obligors and the Collateral on account of the Subject Events of Default, and (iii) modify and amend certain terms and conditions of both the Forbearance Agreement and the Loan Agreement.

WHEREAS, the Lender is willing to continue to so forbear and amend certain terms and conditions of both the Forbearance Agreement and the Loan Agreement, but only upon and subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors and the Lender agree as follows:

1. Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement or Forbearance Agreement, as amended and as applicable.

2. Acknowledgment of Obligations. Obligors hereby acknowledge and agree that, in accordance with the terms and conditions of the Loan Documents, the Obligors are unconditionally jointly and severally liable to the Lender for the Obligations, including, without limitation, the following amounts as of the dates indicated below:

(a)	Revolver Loans as of April 8, 2020:

Principal: $23,185,322.64

(b)	LC Obligations as of April 8, 2020:

Principal: $0.00

(c)	Bank Product Debt as of April 8, 2020:

Principal: $0.00

(d)	Unused Fee as of April 8, 2020:

Fee: $449.76

(e)	Unpaid invoices for attorneys’ fees and expenses as of February 29, 2020: $91,236.95

(f)

For all interest heretofore or hereafter accruing under the Loan Documents, for all fees heretofore or hereafter accruing under the Loan Documents, and for all Extraordinary Expenses heretofore or hereafter incurred by any Lender in connection with, and any other amounts due under, the Loan Documents, including, without limitation, all Extraordinary Expenses incurred in connection with the negotiation and preparation of this Agreement and all documents, instruments, and agreements incidental hereto.

3. Continued Forbearance by Lender.

(a)

Each Obligor acknowledges and agrees that (i) the Forbearance Agreement remains in full force and effect, (ii) the Subject Events of Default are continuing as of the date hereof, and (iii) Lender has the right to immediately commence enforcement of Lender’s rights and remedies under the Loan Documents and otherwise, including, without limitation, demanding the payment of the Obligations and exercising its rights and remedies against the Obligors and the Collateral.

(b)

In consideration of the Obligors’ performance in accordance with each and every term and condition of this Agreement and the Forbearance Agreement, as and when due, the Lender agrees to (i) continue to forbear from accelerating the Obligations, demanding payment thereof, and exercising its rights and remedies against the Obligors and the Collateral otherwise available to Lender upon the occurrence of such Subject Events of Default, and (ii) continue to make discretionary Forbearance Period Financial Accommodations in accordance with Section 4, below, in each case until the earlier of: (A) the Forbearance Termination Date, or (B) the occurrence of a Termination Event.

4. Terms of Continued Forbearance. The Lender’s agreements to continue to forbear, set forth herein, are subject to each of the following terms and conditions and, to the extent necessary, the Loan Documents are hereby amended to conform to the following terms and conditions:

(a)

Discretionary Revolver Loans during Forbearance Period. For avoidance of doubt, and as set forth in the Forbearance Agreement, as a result of the Subject Events of Default, the Lender has no further obligation to make any Revolver Loans and/or to issue Letters of Credit (hereinafter, each of such financial accommodation shall be referred to as a “Forbearance Period Financial Accommodation”). Notwithstanding the foregoing, the Lender reserves the right to make, in its sole discretion, Forbearance Period Financial Accommodations subject to and in accordance with the terms and conditions of the Loan Agreement, this Agreement, and the other Loan Documents, until the earlier of (i) the Forbearance Termination Date, or (ii) occurrence of a Termination Event. Without limiting the generality of the foregoing, for the avoidance of doubt, no discretionary Forbearance Period Financial Accommodation shall be made by the Lender, if, prior to the making of such Forbearance Period Financial Accommodation, an Overadvance then exists, or after giving effect to the making of such Forbearance Period Financial Accommodation, an Overadvance would then exist (each instance, being an “Additional Forbearance Period Overadvance”), unless such Additional Forbearance Period Overadvance is repaid in accordance with the provisions of this Agreement and the Loan Agreement prior to the making of such Forbearance Period Financial Accommodation. The Lender shall promptly advise the Borrowers of the amount of any such Additional Forbearance Period Overadvance.

(b)

Repayment of Obligations. Without in any way derogating from any of Obligors’ obligations under the Loan Documents, Obligors shall continue to remit all regularly scheduled payments (whether due on account of any Revolver Loans, or otherwise, including all principal, interest, fees, costs and other amounts) which may become due under the Loan Documents, as and when such payments are due

(other than, for the avoidance of doubt, payments becoming due solely as a result of one or more Subject Events of Default). For avoidance of doubt, the Full Payment of the Obligations shall become due and payable without demand by Lender upon the earlier of (i) the Forbearance Termination Date, or (ii) occurrence of a Termination Event.

(c)

Forbearance Fee. In consideration of the Lender’s agreements set forth herein, Obligors agree to pay the Lender a non-refundable forbearance fee in the amount of $20,000.00 (the “Forbearance Amendment Fee”). The Forbearance Amendment Fee shall be: (i) fully earned by the Lender as of the Seventh Forbearance Amendment and Twenty-Third Amendment Effective Date; (ii) retained by the Lender as a fee under all circumstances and shall not be applied in reduction of any other of the Obligations; and (iii) paid to the Lender in good and collected funds upon the execution of this Agreement.

5. Effect of Termination. Upon the expiration of the Forbearance Period or the occurrence of a Termination Event: (a) the agreements of the Lender set forth herein shall automatically terminate; (b) at Lender’s option, Lender may declare all Obligations to be immediately due and payable in full, provided, however, that if an Event of Default of the type described in Section 10.1(j) of the Loan Agreement shall have occurred, then all outstanding Obligations shall automatically become immediately due and payable in full without presentment, demand, or notice; and (c) Lender may immediately commence enforcing the Lender’s rights and remedies pursuant to this Agreement, the Loan Documents, applicable law and otherwise, in such order and manner as Lender may determine appropriate in its sole and exclusive discretion.

6. Amendments to Forbearance Agreement. The Forbearance Agreement is hereby amended as follows:

(a)	The definition of “Forbearance Termination Date” is hereby restated in its entirety as follows:

“Forbearance Termination Date: shall mean 5:00 P.M. (EST) on May 15, 2020.”

7. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

(a)	The definition of “All Around Earnout Payments” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety.

(b)	The definition of “Cash Flow Report” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Cash Flow Report shall mean a two (2) week rolling cash flow report and forecast, or such other cash planning model reasonably acceptable to Lender, which report shall include, without limitation, projected cash receipts, projected cash disbursements, and projected Availability.”

(c)	The definition of “LIBOR” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“LIBOR: the per annum rate of interest (rounded up to the nearest 1/8th of 1% and in no event less than 1%) determined by Agent at or about 11:00 a.m. (London time) two Business Days prior to an Interest Period, for a term equivalent to such period, equal to the London Interbank Offered Rate, or comparable or successor rate approved by Agent, a published on the applicable Reuters screen page (or other commercially available source designated by Agent from time to time); provided, that any comparable or successor rate shall be applied by Agent, if administratively feasible, in a manner consistent with market practice.”

(d)	The definition of “Revolver Termination Date” as contained in Section 1.1 of the Loan Agreement (Definitions) is hereby deleted in its entirety and the following substituted in its stead:

“Revolver Termination Date: shall mean 5:00 P.M. (EST) on May 15, 2020.”

(e)	The last sentence of Section 3.6 of the Loan Agreement (Inability to Determine Rates) is hereby deleted in its entirety and the following substituted in its stead:

“Notwithstanding anything else herein, any definition of LIBOR Successor Rate shall provide that in no event shall such LIBOR Successor Rate be less than one percent (1%) for purposes of this Agreement.”

(f)	Section 9.3.2 of the Loan Agreement (Maximum Monthly Cash Burn and Positive Cash Flow) is hereby deleted in its entirety and the following substituted in its stead:

“9.3.2 Maximum Monthly Cash Burn and Positive Cash Flow.

(a) Cash Burn. [RESERVED].

(b) Positive Cash Flow. [RESERVED].”

(g)	Subsection (j) of Exhibit E to the Loan Agreement (Financial Reporting) is hereby deleted in its entirety and the following substituted in its stead:

“(j) Weekly, no later than Friday of every week, an updated Cash Flow Report as of the last Business Day of the preceding week period, which updated Cash Flow Report shall (A) compare Borrowers’ projected cash receipts, projected cash disbursements, and projected Availability for the preceding calendar week to Borrowers’ actual cash receipts, actual cash disbursements, and actual Availability for the same period, and include an explanation for each variance together with Borrowers’ proposed resolution for each such variance, (B) include the projected cash receipts, projected cash disbursements, and projected Availability for the next two (2) weeks.”

(h)	The provisions of Section 1.1 of the Loan Agreement (Definitions) are hereby amended by inserting the following new definitions in their applicable alphabetical orders:

“Seventh Forbearance Amendment and Twenty-Third Amendment: means that certain Seventh Forbearance Amendment and Twenty-Third Amendment to Loan and Security Agreement, dated as of April 9, 2020, by and among the Obligors and the Lender.”

“Seventh Forbearance Amendment and Twenty-Third Amendment Effective Date: means the effective date of the Seventh Forbearance Amendment and Twenty-Third Amendment, which is April 9, 2020.”

8. Ratification of Loan Documents. Except as specifically amended by this Agreement, and for the avoidance of doubt, all of the terms and conditions of the Loan Agreement, Forbearance Agreement, and of each of the other Loan Documents shall remain in full force and effect. The Obligors hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants contained therein. Further, the Obligors warrant and represent that no Event of Default exists other than Subject Events of Default, and nothing contained herein shall be deemed to constitute a waiver by the Lender of the Subject Events of Default and/or any other Default or Event of Default which may nonetheless exist as of the date hereof.

9. Waiver. Each Obligor acknowledges, confirms and agrees that it has no claims, counterclaims, offsets, defenses or causes of action against the Lender with respect to amounts outstanding under the Loan Agreement, the Forbearance Agreement or otherwise. To the extent such claims, counterclaims, offsets, defenses and/or causes of actions should exist, whether known or unknown, at law or in equity, each Obligor hereby WAIVES same and RELEASES the Lender from any and all liability in connection therewith.

10. Conditions.

(a)	Conditions Precedent to Effectiveness. This Agreement shall not be effective until each of the following conditions precedent has been fulfilled to the sole satisfaction of the Lender:

i)	This Agreement shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

ii)

All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Agreement and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender.

iii)	The Lender shall have received payment from the Obligors of the Forbearance Amendment Fee.

iv)

The Lender shall have received an Omnibus Officer’s and Member’s Certificate of duly authorized officers and members, as applicable, of each of the Obligors certifying (A) that the attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (B) that an attached copy of resolutions authorizing execution and delivery of the Agreement and all documents referenced therein and related thereto are true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this credit facility; and (C) to the title, name and signature of each Person authorized to sign such documents.

v)

The Obligors shall have executed and delivered to the Lender such additional documents, instruments, and agreements as the Lender may reasonably request, including, but not limited to, all documents identified on the Document Agenda attached hereto as Exhibit “A”.

vi)

In accordance with the terms and conditions of Loan Agreement, the Obligors shall pay to Lender all costs and expenses of the Lender, including, without limitation, reasonable attorneys’ fees, in connection with the preparation, negotiation, execution and delivery of this Agreement (to be billed as of April 30, 2020), plus prior open invoices for attorneys’ fees in the aggregate amount of $91,236.95 through and including February 29, 2020.

(b)	Conditions Subsequent. [RESERVED]

11. Miscellaneous.

(a)

This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. Delivery of an executed signature page of this Agreement (or any notice or agreement delivered pursuant to the terms hereof) by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof; provided that the Obligors shall deliver originals of all applicable documents referenced in this Agreement by no later than three (3) Business Days after the Third Forbearance Amendment and Seventeenth Amendment Effective Date.

(b)

This Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)

Any determination that any provision of this Agreement or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Agreement.

(d)

THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF THE RELATIONSHIP BETWEEN THE PARTIES HERETO, WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW).

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument by their respective duly authorized officers.

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Cynthia G Stannard
Name: Cynthia G Stannard
Title: Sr. Vice President

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Signature Page to Seventh Forbearance Amendment and Twenty-Third Amendment

to Loan and Security Agreement

BORROWERS:

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ Robert V. LaPenta
Name: Robert V. LaPenta
Title: Chief Executive Officer and President

LIGHTING INTEGRATION TECHNOLOGIES, LLC

By:	/s/ Patrick Doehner
Name: Patrick Doehner
Title: Vice President

TRI-STATE LED DE, LLC

By:	/s/ Patrick Doehner
Name: Patrick Doehner
Title: Vice President

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Signature Page to Seventh Forbearance Amendment and Twenty-Third Amendment

to Loan and Security Agreement

VALUE LIGHTING, LLC

By:	/s/ Patrick Doehner
Name: Patrick Doehner
Title: Vice President

ENERGY SOURCE, LLC

By:	/s/ Patrick Doehner
Name: Patrick Doehner
Title: Vice President

REVOLUTION LIGHTING – E-LIGHTING, INC.

By:	/s/ Patrick Doehner
Name: Patrick Doehner
Title: Vice President

SEESMART, LLC

By:	/s/ Patrick Doehner
Name: Patrick Doehner
Title: Vice President

TNT ENERGY, LLC

By:	/s/ Patrick Doehner
Name: Patrick Doehner
Title: Vice President

[Signatures Continue on Next Page]

Signature Page to Seventh Forbearance Amendment and Twenty-Third Amendment

to Loan and Security Agreement

GUARANTORS:

VALUE LIGHTING OF HOUSTON, LLC

By:	/s/ Patrick Doehner
Name: Patrick Doehner
Title: Vice President

BREAK ONE NINE, INC.

By:	/s/ Patrick Doehner
Name: Patrick Doehner
Title: Vice President

REVOLUTION LIGHTING TECHNOLOGIES – ENERGY SOURCE, INC.

By:	/s/ Patrick Doehner
Name: Patrick Doehner
Title: Vice President

REVOLUTION LIGHTING TECHNOLOGIES – TNT ENERGY, LLC

By:	/s/ Patrick Doehner
Name: Patrick Doehner
Title: Vice President

Signature Page to Seventh Forbearance Amendment and Twenty-Third Amendment

to Loan and Security Agreement

EXHIBIT A

Document Agenda

(see attached)

Exhibit to Seventh Forbearance Amendment and Twenty-Third Amendment to Loan and Security Agreement